INVESCO U.S. QUANTITATIVE CORE FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                    $   931
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                    $    41
          Class C                                    $    96
          Class R                                    $     5
          Class Y                                    $    21
          Investor Class                             $   288
          Institutional Class                        $    72

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                    $0.0353
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                    $0.0160
          Class C                                    $0.0160
          Class R                                    $0.0287
          Class Y                                    $0.0446
          Investor Class                             $0.0353
          Institutional Class                        $0.0450

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                     22,953
       2  Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class B                                      1,983
          Class C                                      4,835
          Class R                                        123
          Class Y                                        490
          Investor Class                               7,285
          Institutional Class                          1,309
74V.   1  Net asset value per share (to nearest cent)
          Class A                                    $  8.66
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                    $  8.53
          Class C                                    $  8.51
          Class R                                    $  8.61
          Class Y                                    $  8.71
          Investor Class                             $  8.69
          Institutional Class                        $  8.71

INVESCO FLOATING RATE FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                    $19,919
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class C                                    $11,022
          Class R                                    $    71
          Class Y                                    $ 6,619
          Institutional Class                        $ 2,766

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                    $0.3660
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class C                                    $0.3267
          Class R                                    $0.3478
          Class Y                                    $0.3844
          Institutional Class                        $0.3920

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                     57,678
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                     33,459
          Class R                                        229
          Class Y                                     21,350
          Institutional Class                          7,468

74V.   1  Net asset value per share (to nearest cent)
          Class A                                    $  7.77
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                    $  7.73
          Class R                                    $  7.79
          Class Y                                    $  7.76
          Institutional Class                        $  7.77

INVESCO GLOBAL REAL ESTATE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                               $10,975
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                               $    67
          Class C                                               $ 1,252
          Class Y                                               $ 2,666
          Institutional Class                                   $ 1,806

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                               $0.4004
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                               $0.3367
          Class C                                               $0.3367
          Class Y                                               $0.4201
          Institutional Class                                   $0.4320

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                                35,501
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                   179
          Class C                                                 5,005
          Class Y                                                12,801
          Institutional Class                                     3,358

74V.   1  Net asset value per share (to nearest cent)
          Class A                                               $  8.97
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                               $  8.95
          Class C                                               $  8.95
          Class Y                                               $  8.95
          Institutional Class                                   $  8.96

INVESCO CORE PLUS BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                $10,466
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                $   808
          Class C                                                $ 1,161
          Class R                                                $   105
          Class Y                                                $   238
          Institutional Class                                    $ 7,232

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                                $0.4436
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                $0.3634
          Class C                                                $0.3634
          Class R                                                $0.4168
          Class Y                                                $0.4701
          Institutional Class                                    $0.4701

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                                 26,973
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                  2,052
          Class C                                                  3,467
          Class R                                                    303
          Class Y                                                    525
          Institutional Class                                     15,485

74V.   1  Net asset value per share (to nearest cent)
          Class A                                                $ 10.95
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                $ 10.95
          Class C                                                $ 10.94
          Class R                                                $ 10.95
          Class Y                                                $ 10.95
          Institutional Class                                    $ 10.94

INVESCO GROWTH AND INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                              $ 59,606
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                              $  2,152
          Class C                                              $  1,778
          Class R                                              $  1,802
          Class Y                                              $ 25,676
          Institutional Class                                  $  8,285

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                              $ 0.2662
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                              $ 0.2643
          Class C                                              $ 0.1306
          Class R                                              $ 0.2196
          Class Y                                              $ 0.3131
          Institutional Class                                  $ 0.3403

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                               208,257
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                 6,141
          Class C                                                12,552
          Class R                                                 7,206
          Class Y                                                73,388
          Institutional Class                                    33,975

74V.   1  Net asset value per share (to nearest cent)
          Class A                                              $  20.48
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                              $  20.34
          Class C                                              $  20.29
          Class R                                              $  20.49
          Class Y                                              $  20.50
          Institutional Class                                  $  20.53

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $11,217
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   345
          Class C                            $   365
          Class R                            $    20
          Class Y                            $ 4,511

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                            $0.5157
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.1526
          Class C                            $0.1527
          Class R                            $0.3952
          Class Y                            $0.6209

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                             21,875
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              1,264
          Class C                              2,403
          Class R                                268
          Class Y                              9,203

74V.   1  Net asset value per share (to nearest cent)
          Class A                            $ 33.40
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 33.34
          Class C                            $ 32.33
          Class R                            $ 33.31
          Class Y                            $ 33.64

INVESCO CALIFORNIA TAX-FREE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                             $ 6,565
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                             $ 9,274
          Class C                             $   936
          Class Y                             $ 1,087

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                             $0.4991
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                             $0.5013
          Class C                             $0.4410
          Class Y                             $0.5292

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                              13,279
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                              17,587
          Class C                               2,217
          Class Y                               2,007

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $ 12.28
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $ 12.37
          Class C                             $ 12.36
          Class Y                             $ 12.33

INVESCO EQUITY AND INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                   $152,150
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                   $ 16,510
          Class C                                   $ 14,510
          Class R                                   $  3,178
          Class Y                                   $  8,610
          Institutional Class                       $  4,675

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                   $ 0.1646
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                   $ 0.1521
          Class C                                   $ 0.1023
          Class R                                   $ 0.1455
          Class Y                                   $ 0.1869
          Institutional Class                       $ 0.1970

74U.
       1  Number of shares outstanding (000's Omitted)
          Class A                                    871,048
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                     83,420
          Class C                                    129,913
          Class R                                     19,485
          Class Y                                     45,378
          Institutional Class                         26,333

74V.
       1  Net asset value per share (to nearest cent)
          Class A                                   $   9.05
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                   $   8.87
          Class C                                   $   8.91
          Class R                                   $   9.08
          Class Y                                   $   9.05
          Institutional Class                       $   9.05

INVESCO S&P 500 INDEX FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                         $ 6,591
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                         $   193
          Class C                                         $   511
          Class Y                                         $   357

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                                         $0.2444
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                         $0.0776
          Class C                                         $0.0982
          Class Y                                         $0.2931

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                          26,910
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                           1,331
          Class C                                           5,328
          Class Y                                             941

74V.   1  Net asset value per share (to nearest cent)
          Class A                                         $ 15.26

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                         $ 14.96
          Class C                                         $ 14.79
          Class Y                                         $ 15.43

INVESCO AMERICAN FRANCHISE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                                           379,053
      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                            22,384
         Class C                                            20,785
         Class R                                             1,508
         Class Y                                             7,936
         Institutional Class                                24,005

74V.  1  Net asset value per share (to nearest cent)
         Class A                                          $  12.47
      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                          $  12.20
         Class C                                          $  12.16
         Class R                                          $  12.43
         Class Y                                          $  12.57
         Institutional Class                              $  12.55

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 5,501
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $   113
          Class C                            $   348
          Class Y                            $    23

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                            $0.6732
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.6736
          Class C                            $0.5510
          Class Y                            $0.7143

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                              8,042
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                142
          Class C                                645
          Class Y                                 76

74V.   1  Net asset value per share (to nearest cent)
          Class A                            $ 17.05
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                            $ 17.09
          Class C                            $ 17.08
          Class Y                            $ 17.06

INVESCO SMALL CAP DISCOVERY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.  1  Number of shares outstanding (000's Omitted)
         Class A                                            55,943
      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                             1,363
         Class C                                             4,937
         Class Y                                            18,653

74V.  1  Net asset value per share (to nearest cent)
         Class A                                           $ 10.85
      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                           $ 10.09
         Class C                                           $  9.82
         Class Y                                           $ 11.06